EXHIBIT 99.1

Chino Commercial Bancorp Reports 14.1 Percent Increase in Earnings

CHINO, Calif., Jan. 22, 2007 (PRIME NEWSWIRE) -- The Board of Directors of Chino Commercial Bancorp (OTCBB:CCBC), the parent company of Chino Commercial Bank NA, announced the results of operations for the Bank and the consolidated holding company for the three and twelve months ended December 31, 2006 with net income of $1,009,556, a 14.1% increase over net income of $885,173 for 2005. Net income per share for the year ended December 31, 2006 was $1.23 as compared to $1.08 per share for the year ended December 31, 2005. Net income per fully diluted share was $1.14 as compared to $1.00 per diluted share for fiscal year 2005.

Net income for the fourth quarter ended December 31, 2006 was $254,911 or $0.29 per diluted share, a 5.1% decrease compared to $268,666 or $0.30 per diluted share for the fourth quarter of 2005.

Dann H. Bowman, President and Chief Executive Officer stated, "We are very pleased with the continued growth and profitability of the Bank. Having opened the Ontario Branch in 2006, we are expanding into new markets which are very promising. During the year we also formed the bank holding company which allows the Bank greater financial flexibility for future growth and development. Net earnings represent a return on beginning equity of 15% and a return of average assets of 1.14%. Total loans increased this year by 21.8%, allowing the Bank to show improved stability of earnings and efficiency. Along with this growth, at fiscal year end the Bank reported no loan delinquencies and no loan losses for the entire year."

Financial Condition

At December 31, 2006, total assets were $90.4 million, a reduction of $843 thousand or 0.9% from December 31, 2005.

Net loans increased to $51.0 million at December 31, 2006 from $41.8 million at December 31, 2005 or an increase of 22.0%. The growth was primarily in real estate secured lending.

Total deposits decreased by 5.4% to $79.5 million at December 31, 2006 a decline from $84.0 million at December 31, 2005. Although we experienced a slight decrease in core deposits of 6.4%, from 81.8 million at December 31, 2005 to $76.6 million at December 31, 2006, our core deposits to total deposits remains very favorable at 96.4%.

Chino Commercial Bank's risk-based capital ratios were 12.53% for Tier 1 capital, 13.56% for Risk-based capital and 7.88% for Leverage capital on December 31, 2006.

Earnings

The Company posted net interest income of $4,608,058 for the year ended December 31, 2006 as compared to $4,001,071 for the year ended December 31, 2005. Average interest-earning assets were $80.4 million with average interest-bearing liabilities of $25 million yielding a net interest margin of 5.73% for the year ended December 31, 2006 as compared to average interest-bearing assets of $78.0 million with average interest-bearing liabilities of $18.2 million yielding a net interest margin of 5.13% for the year ended December 31, 2005. The 60 basis points increase in the net interest margin was the result of the higher average balances as the Bank continues to grow and the effect of upward re-pricing of the benchmark for Federal funds.

The Bank posted net interest income of $1,165,037 for the three months ended December 31, 2006 as compared to $1,103,311 for the three months ended December 31, 2005. Average interest-earning assets were $81.1 million with average interest-bearing liabilities of $28.2 million yielding a net interest margin of 5.75% for the fourth quarter of 2006 as compared to average interest-bearing assets of $82.9 million with average interest-bearing liabilities of $21.6 million yielding a net interest margin of 5.32% for the three months ended December 31, 2005.

Non-interest income totaled $670,741 or an increase of 21.2% from $553,272 earned during the year ended December 31, 2005. Service charges on deposit accounts increased 23.2% to $568,794 due to higher volume of deposit accounts.

Non-interest income totaled $196,810 or a 46.1% increase from the fourth quarter of 2005. Service charges on deposit accounts increased 35.3% to $155,534 due to increased overdraft and return item charges.

General and administrative expenses were $959,782 for the three months ended December 31, 2006 as compared to $753,250 for the three months ended December 31, 2005. General and administrative expenses were $3,599,043 for the year ended December 31, 2006 as compared to $2,965,458 for the year ended December 31, 2005. The largest component of general and administrative expenses was salary and benefits expense of $503,920 for the three months ended December 31, 2006 as compared to $385,900 for the three months ended December 31, 2005. Salary and benefits expense were $1,779,195 for the year ended December 31, 2006 as compared to $1,451,897 for the year ended December 31, 2005. The increase in Salaries and benefits expenses were reflective of the staff increases required due to the opening of a second branch office, salary increases, incentive compensation, and the increase in retirement plan accruals. Other components of general and administrative expenses that affected the increase were Occupancy and Equipment expenses which increased by $28,566 for the comparable three month period and increased by $141,902 for the comparable twelve month period due to the opening of the Ontario branch office in January 2006. Other expenses increased by $36,922 for the comparable three month period and increased by $59,243 for the comparable twelve month period due primarily to increased costs of courier and accounting services provided to certain large customers.

Income tax expense was $147,154 for the three months ended December 31, 2006 as compared to $173,640 for the three months ended December 31, 2005. Income tax expenses were $627,464 for the year ended December 31, 2006 as compared to $566,619 for the year ended December 31, 2005. The effective income tax rate for 2005 and 2006 is approximately 39%.

The foregoing contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are not historical facts and include expressions about the Bank's plans, objectives, management's expectations, intentions, relationships, opportunities, and technology and market condition statements. When used in these presentations, the words "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates," or words of similar meaning, or future or conditional verbs, such as "will," "would," "should," "could," or "may" are generally intended to identify forward-looking statements. These forward-looking statements are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the Bank's control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from the results discussed in these forward-looking statements for the reasons, among others, discussed in Bank's Annual Report on Form 10-KSB for the year ended December 31, 2006, which include: changes in general business and economic conditions may significantly affect the Bank's earnings; changes in level of market interest rates; changes in credit risks of lending activities and competitive factors; effective income tax rates, relationships with major customers, extent and timing of legislative and regulatory actions and reforms. The Bank is not obligated to update and does not undertake to update any of its forward-looking statements made herein.

                        CHINO COMMERCIAL BANCORP
                    STATEMENTS OF FINANCIAL CONDITION

                               Consolidated    Bank         Bank
                                 Bancorp       Only         Only

                               December 31, December 31, December 31,
                                  2006         2006         2005
                               -----------  -----------  -----------
                               (unaudited)  (unaudited)
 ASSETS:
 Cash and Due from Banks       $ 4,201,391  $ 4,201,391  $ 5,328,842
 Federal Funds Sold             10,775,000   10,775,000   11,370,000
                               -----------  -----------  -----------
   Cash and Cash equivalents    14,976,391   14,976,391   16,698,842
 Interest-bearing deposits at
  banks                          2,541,000    2,541,000    6,030,000
 Investment Securities
  available for sale            11,839,152   11,839,152   16,311,377
 Investment Securities held to
  maturity (fair value
  approximates $4,696,000 at
  December 31, 2006 and
  $5,764,134 at December 31,
  2005)                          4,784,277    4,784,277    5,850,687
 Federal Reserve Bank stock,
  at cost                          159,600      159,600      159,600
 Federal Home Loan Bank stock,
  at cost                          417,900      417,900      362,600
 Pacific Coast Bankers' Bank
  stock, at cost                    50,000       50,000       50,000
                               -----------  -----------  -----------
   Total investments            19,791,929   19,791,929   28,764,264
                               -----------  -----------  -----------
 Loans
  Construction                   1,925,067    1,925,067    2,790,712
  Real estate                   37,516,291   37,516,291   30,444,344
  Commercial                    11,660,967   11,660,967    8,295,573
  Farm/Agriculture                       0            0      330,920
  Installment                      670,765      670,765      633,504
  Unearned fees and discounts     (136,045)    (136,045)    (144,106)
  Allowance for loan losses       (615,808)    (615,808)    (544,140)
                               -----------  -----------  -----------
   Total Loans                  51,021,237   51,021,237   41,806,807
                               -----------  -----------  -----------
 Fixed Assets, net               2,222,503    2,222,503    1,936,168
 Accrued Interest Receivable       385,764      385,764      311,849
 Prepaid & Other Assets          2,037,364    1,880,127    1,811,979
                               -----------  -----------  -----------
   Total Assets                $90,435,188  $90,277,951  $91,329,909
                               ===========  ===========  ===========
 LIABILITIES:
 Deposits
  Non-interest Bearing         $53,845,147  $53,929,657  $62,610,963
  Interest Bearing
   Money market                 19,907,279   22,422,381   16,793,824
   Savings                       1,001,135    1,001,135      913,249
   Time deposits of $100,000
    or greater, due in one year  2,882,340    2,882,340    2,216,104
   Time deposits less than
    $100,000, due in one year    1,818,235    1,818,235    1,487,803
                               -----------  -----------  -----------
  Total Deposits                79,454,136   82,053,748   84,021,943
                               -----------  -----------  -----------
 Subordinated Trust              3,093,000            0            0
 Accrued Interest Payable           61,477       52,983       28,858
 Accrued Expenses & Other
  Payables                         466,836      426,909      588,068
                               -----------  -----------  -----------
   Total Liabilities            83,075,449   82,533,640   84,638,869
                               -----------  -----------  -----------
 STOCKHOLDERS' EQUITY
  Common Stock, authorized
   10,000,000 shares with no
   par value, issued and
   outstanding 808,214
   shares and 818,453 shares
   at December 31, 2006 and
   December 31, 2005,
   respectively                  2,691,353    2,750,423    2,728,230
  Additional paid-in capital     2,237,930    2,626,580    2,590,600
  Retained earnings              2,507,372    2,444,224    1,497,818
  Accumulated other
   comprehensive loss              (76,916)     (76,916)    (122,608)
                               -----------  -----------  -----------
   Total Equity                  7,359,739    7,744,311    6,694,040
                               -----------  -----------  -----------
    Total Liabilities & Equity $90,435,188  $90,277,951  $91,332,909
                               ===========  ===========  ===========
 See accompanying notes to the financial statements.

                       CHINO COMMERCIAL BANCORP
                 CONSOLIDATED STATEMENTS OF OPERATIONS
                              (unaudited)

                                 For the               For the
                           three months ending  twelve months ending
                              December 31,           December 31,
                             2006       2005       2006      2005
                          ---------  ---------  ---------  ---------
 Interest Income
  Interest Income -
   Securities             $ 235,742  $ 277,341 $1,107,729  $ 985,773
  Interest Income -
   Fed Funds                111,079    123,700    373,540    386,707
  Interest and fee income
   on Loans               1,007,680    781,875  3,638,663  2,888,186
                          ---------  ---------  ---------  ---------
    Total Interest Income 1,354,501  1,182,916  5,119,932  4,260,666
                          ---------  ---------  ---------  ---------
 Interest Expense
  Interest Expense -
   Deposits                 153,490     79,605    474,240    259,595
  Interest Expense -
   Other Borrowings          35,974                37,634
                          ---------  ---------  ---------  ---------
    Total Interest Expense  189,464     79,605    511,874    259,595
                          ---------  ---------  ---------  ---------
   Net interest income    1,165,037  1,103,311  4,608,058  4,001,071
                          ---------  ---------  ---------  ---------
 Provision for loan losses        0     42,500     42,736    137,093
                          ---------  ---------  ---------  ---------
   Net interest income
    after provision for
    loan losses           1,165,037  1,060,811  4,565,322  3,863,978
                          ---------  ---------  ---------  ---------
 Non-interest income
  Service Charges on
   Deposit Accounts         155,532    115,002    568,794    461,678
  Other miscellaneous
   fee income                23,339      3,309     38,421      9,476
  Income from Mortgage
   Banking                        0          0          0     17,697
  Income from Bank Owned
   Life Insurance            17,939     16,434     63,526     64,421
                          ---------  ---------  ---------  ---------
    Total Non-interest
     income                 196,810    134,745    670,741    553,272
                          ---------  ---------  ---------  ---------
 General & Administrative
  Expenses
  Salaries & Benefits       503,920    385,900  1,779,195  1,451,897
  Occupancy & Equipment      97,811     69,245    405,320    263,418
  Data & Item Processing     69,985     60,881    253,232    223,603
  Advertising & Marketing    25,842     34,154     98,315    127,944
  Audit & Professional
   fees                      53,408     30,895    259,169    163,546
  Insurance                   5,701      6,197     24,258     24,198
  Directors' fees and
   expenses                  21,402     21,187     87,708     78,249
  Other expenses            181,713    144,791    691,846    632,603
                          ---------  ---------  ---------  ---------
    Total general &
     administrative
     expenses               959,782    753,250  3,599,043  2,965,458
                          ---------  ---------  ---------  ---------
 Income before income
  tax expense               402,065    442,306  1,637,020  1,451,792
 Income tax expense         147,154    173,640    627,464    566,619
                          ---------  ---------  ---------  ---------
    Total income          $ 254,911  $ 268,666  $1,009,556 $ 885,173
                          =========  =========  =========  =========
 Basic Earnings per share $    0.31  $    0.33  $    1.23  $    1.08
                          =========  =========  =========  =========
 Diluted Earnings per
  share                   $    0.29  $    0.30  $    1.14  $    1.00
                          =========  =========  =========  =========
 See accompanying notes to the financial statements.

                     CHINO COMMERCIAL BANK, N. A.
                 STATEMENTS OF OPERATIONS (Bank only)
                              (unaudited)

                                 For the               For the
                           three months ending   twelve months ending
                              December 31,           December 31,
                             2006       2005       2006       2005
                          ---------  ---------  ---------  ---------
 Interest Income
  Interest Income -
   Securities             $ 235,742  $ 277,341 $1,107,729  $ 985,773
  Interest Income -
   Fed Funds                111,079    123,700    373,540    386,707
  Interest and fee income
   on Loans               1,007,680    781,875  3,638,663  2,888,186
                          ---------  ---------  ---------  ---------
    Total Interest
     Income               1,354,501  1,182,916  5,119,932  4,260,666
                          ---------  ---------  ---------  ---------
 Interest Expense
  Interest Expense -
   Deposits                 176,750     79,605    497,500    259,595
  Interest Expense -
   Other Borrowings             300                 1,200
                          ---------  ---------  ---------  ---------
    Total Interest Expense  177,050     79,605    498,700    259,595
                          ---------  ---------  ---------  ---------
   Net interest income    1,177,451  1,103,311  4,621,232  4,001,071
                          ---------  ---------  ---------  ---------
 Provision for loan losses        0     42,500     42,736    137,093
                          ---------  ---------  ---------  ---------
   Net interest income
    after provision for
    loan losses           1,177,451  1,060,811  4,578,496  3,863,978
                          ---------  ---------  ---------  ---------
 Non-interest income
  Service Charges on
   Deposit Accounts         155,532    115,002    568,794    461,678
  Other miscellaneous fee
   income                    23,339      3,309     38,421      9,476
  Income from Mortgage
   Banking                        0          0          0     17,697
  Income from Bank Owned
   Life Insurance            17,939     16,434     63,526     64,421
                          ---------  ---------  ---------  ---------
    Total Non-interest
     income                 196,810    134,745    670,741    553,272
                          ---------  ---------  ---------  ---------
 General & Administrative
  Expenses
  Salaries & Benefits       489,750    385,900  1,750,231  1,451,897
  Occupancy & Equipment      97,811     69,245    405,320    263,418
  Data & Item Processing     69,985     60,881    253,232    223,603
  Advertising & Marketing    25,842     34,154     98,315    127,944
  Audit & Professional fees  40,611     30,895    176,241    163,546
  Insurance                   5,701      6,197     24,258     24,198
  Directors' fees and
   expenses                  19,872     21,187     84,648     78,249
  Other expenses            172,766    144,791    663,885    632,603
                          ---------  ---------  ---------  ---------
    Total general &
     administrative
     expenses               922,338    753,250  3,456,130  2,965,458
                          ---------  ---------  ---------  ---------
 Income before income tax
  expense                   451,923    442,306  1,793,107  1,451,792
 Income tax expense         167,709    173,640    691,701    566,619
                          ---------  ---------  ---------  ---------
    Total income          $ 284,214  $ 268,666 $1,101,406  $ 885,173
                          =========  =========  =========  =========
 See accompanying notes to the financial statements.

CONTACT:  Chino Commercial Bank NA
          Dann H. Bowman, President and CEO
          Sandra F. Pender, Vice President and CFO
          (909) 393-8880
          14345 Pipeline Avenue
          Chino, Ca. 91710